Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Durata Therapeutics, Inc. (the “Company”) for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Corey Fishman, Chief Financial Officer and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2012	By:	/s/ Corey Fishman
Corey Fishman
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)